Rule 497(e)
File Nos. 333-119693
and 811-21653

Supplement dated August 21, 2006
to
Prospectus and Statement of Additional Information
dated November 30, 2005
for
Domini Social Equity PortfolioSM

Effective November 30, 2006, the investment objective of the Domini Social Equity Portfolio (the Fund) will be to seek to provide its shareholders with long-term total return. The investment objective of the Fund currently is to seek to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social IndexSM (the Index).

This change in investment objective reflects a change to the Fund’s investment strategy from a passive to an active investment strategy. Beginning November 30, 2006, the Fund will invest primarily in stocks of U.S. companies that meet a comprehensive set of social and environmental standards as applied by Domini Social Investments LLC (Domini), the Fund’s investment manager. Subject to Domini’s social and environmental standards, Wellington Management Company, LLP (Wellington Management), as the Fund’s new submanager, will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction.

In connection with the new investment objective and the change to an active investment strategy, the investors in the Domini Social Equity Trust, the mutual fund in which the Fund invests substantially all of its assets, approved a new management agreement with Domini and a submanagement agreement with Wellington Management at a meeting held on August 15, 2006. The new management agreement and the submanagement agreement with Wellington Management will go into effect on November 30, 2006.

For its services under the new management agreement, Domini will receive, effective November 30, 2006, 0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion of net assets managed, and 0.28% of net assets managed in excess of $3 billion. Out of its fees, Domini will pay Wellington Management an annual investment submanagement fee equal to 0.30% of the first $250 million of net assets managed, 0.25% of the next $750 million of net assets managed, and 0.225% of net assets managed in excess of $1 billion.

However, Domini has contractually agreed to cap expenses for the Fund so that at least until November 30, 2007, the total expense ratio of Investor shares of the Fund will not exceed 1.13%. The contractual fee waiver will be subject to annual renewal.

At the meeting held on August 15, 2006, the investors in the Domini Social Equity Trust also approved proposals to reelect Trustees and to authorize the Trustees to select and change submanagers and enter into submanagement agreements without the approval of shareholders.

For more information about the Fund’s new investment objective and strategy, the new management agreement, and the submanagement agreement with Wellington Management, please call 1-800-582-6757.